                                                                    Exhibit 4.4

                                 [CERTIFICATE]

The shares of Series B Preferred Stock represented by this certificate are subject to (a) restrictions on transfer and (b) specific powers, designations, preferences and rights, qualifications, limitations and restrictions. See reverse of this certificate.

                              BIOVERIS CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                      THIS CERTIFICATE IS TRANSFERABLE IN
                          CANTON, MA, JERSEY CITY, NJ
                               OR IN NEW YORK, NY

     [NUMBER ART]                                       [SHARES ART]
         BVP
SERIES B PREFERRED STOCK

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT



IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES B PREFERRED STOCK,
                       PAR VALUE, OF BIOVERIS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of the duly authorized officers of the Corporation.


Dated:       FOR POSITION ONLY                             FOR POSITION ONLY
           /s/ George Migausky                         /s/ Samuel J. Wohlstadter
                Secretary                               Chief Executive Officer



                          COUNTERSIGNED AND REGISTERED:
                               EquiServe Trust Company, N.A.

                          BY                        TRANSFER AGENT
                                                    AND REGISTRAR

                                  /s/ Stephen Cesso

                                                 AUTHORIZED OFFICER

The shares of Series B Preferred Stock represented by this certificate are subject to specific powers, designations, preferences and rights, qualifications, limitations and restrictions as are set forth in the Certificate of Designations filed with the Secretary of the State of Delaware. The Corporation shall mail to the holder of this certificate a copy of the Certificate of Designations without charge after receipt of a written request therefore.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common               UNIF GIFT MIN ACT --          Custodian
  TEN ENT -- as tenants by the entireties                           ----------          -----------
  JT TEN  -- as joint tenants with right of                            (Cust)               (Minor)
             survivorship and not as tenants                      under Uniform Gifts to Minors
             in common                                            Act
                                                                      ---------------------------
                                                                                (State)

    Additional abbreviations may also be used though not in the above list.

For value received,              hereby sell, assign and transfer unto
                    ------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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----------------------------------------------------------------------- shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:                                  Signature:

                                        ---------------------------------------
                                        Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

                                        Signature guaranteed:

                                        ----------------------------------------
                                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION
                                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S.E.C. RULE 17Ad-15.